J.P. MORGAN INCOME FUNDS
JPMorgan Government Bond Fund
(a series of JPMorgan Trust II)
(the “Fund”)
(All Share Classes)
Supplement dated August 17, 2026
to the current Summary Prospectuses and Prospectuses, as supplemented
Effective immediately, the disclosures in the fifth paragraph in the “What are the Fund’s main investment strategies?” section of the Fund’s Summary Prospectuses and Prospectuses and in the “More About the Funds – Additional Information About the Funds’ Investment Strategies – Government Bond Fund” sections are hereby deleted and replaced with the following:
The Fund’s duration is managed relative to the Bloomberg U.S. Government Bond Index (the benchmark), although the adviser has the flexibility to maintain a longer or shorter duration when it believes it is advisable to do so. Duration is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of three years means that a security’s or portfolio’s price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in yield curve).

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE SUMMARY PROSPECTUSES AND PROSPECTUSES FOR FUTURE REFERENCE

SUP‑GOV‑826